Munder International Fund-Core Equity
Summary Dated October 28, 2014

CLASS A SHARES (MAICX)	CLASS C SHARES (MICCX)
CLASS I SHARES (MICIX)	CLASS Y SHARES (MICYX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.munder.com/Individual-Investors/Forms-&-Literature/Prospectuses-&-Reports.  You can also get this information free by calling 1-800-468-6337 or by sending an e-mail to fundcontact@munder.com.  The Fund’s Prospectus and Statement of Additional Information, each dated October 28, 2014, as supplemented, are incorporated by reference into (and are considered part of) this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term growth of capital.

FEES & EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 10 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 56 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares		Class C Shares		Class Y Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5	%(a)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(b)	1	%(c)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	1.41%	1.41%	1.41%	1.28%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses Before Waivers and/or Reimbursements(d)	2.48%	3.23%	2.23%	2.10%
Fee Waiver and/or Expense Reimbursement(e)	(0.99)%	(0.99)%	(0.99)%	(1.12)%
Total Net Annual Fund Operating Expenses After Waivers and/or Reimbursements(d)(e)	1.49%	2.24%	1.24%	0.98%

(a) The sales charge declines as the amount invested increases.

(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if your broker or financial intermediary received a sales commission on the purchase.

(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(d) Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses (i.e., fees and expenses of other funds in which the Fund invested).

(e) Pursuant to an Expense Limitation Agreement, MCM has agreed contractually through at least October 31, 2015 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.47% for Class A shares, 2.22% for Class C shares, 1.22% for Class Y shares and 0.96% for Class I shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level.  In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Expense Limitation Agreement) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
1 Year	$693	$327	$126	$100
3 Years	$1,191	$903	$602	$550
5 Years	$1,714	$1,602	$1,104	$1,026
10 Years	$3,141	$3,463	$2,487	$2,342

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class C Shares	Class Y Shares	Class I Shares
1 Year	$693	$227	$126	$100
3 Years	$1,191	$903	$602	$550
5 Years	$1,714	$1,602	$1,104	$1,026
10 Years	$3,141	$3,463	$2,487	$2,342

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The advisor pursues long-term growth of capital in the Fund by investing primarily in securities of companies in countries represented in the MSCI ACWI ex USA Index, but may also invest in companies from other countries.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants). This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The advisor employs a bottom-up investment approach that emphasizes individual stock selection.  The advisor’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.  The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI ex USA Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

Fund investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI ex USA Index, which concentrates its exposure in one or more countries, regions or sectors. The Fund will, however, be invested in a minimum of ten countries.

There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

From time to time, the advisor may use futures contracts and/or exchange-traded funds (ETFs) to manage cash.

Pending Merger:  The Fund’s Board of Trustees and shareholders approved the merger of the Fund with and into a separate, newly created series of The Victory Portfolios (“Merger”).  The Merger is now expected to occur as soon as practicable and likely on or around October 31, 2014.  The Fund may engage in transition management techniques prior to the closing of the Merger during which time the Fund may not pursue its investment objective and investment strategies.

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The principal risks associated with investment in the Fund are as follows:

Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market. The advisor’s investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund’s benchmark. As a result, the Fund may be particularly susceptible to a general decline in the equity markets of foreign developed and emerging markets countries.

Foreign Securities Risk

Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.  In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities.  Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Geographic Focus Risk

The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries.  Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a country or countries.

Derivatives Risk

Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. The Fund “covers” its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover.  The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Smaller Company Stock Risk

Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions.  Prices of small or medium-sized companies tend to be more volatile than those of larger companies and small or medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects.  Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they are often more difficult to sell.

ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

PERFORMANCE

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munder.com, or by calling (800) 468-6337.

The annual return in the bar chart is for the Fund’s Class Y shares, its least expensive class offered to a broad array of investors. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.

TOTAL RETURN (%)

per calendar year

YTD through 9/30/14:	1.03%
Best Quarter:	21.92%	(quarter ended 6/30/09)
Worst Quarter:	-23.95%	(quarter ended 9/30/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2013 (including maximum sales charges)	1 Year %	5 Years %	Since Inception %
CLASS Y (Inception 8/16/07)
Return Before Taxes	20.42	10.81	-1.19
Return After Taxes on Distributions	18.87	10.11	-1.71
Return After Taxes on Distributions and Sale of Fund Shares	12.75	9.09	-0.53
MSCI ACWI ex USA Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	15.29	12.81	0.84
CLASS A (Inception 8/16/07)
Return Before Taxes	13.44	9.28	-2.29
MSCI ACWI ex USA Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	15.29	12.81	0.84

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2013 (including maximum sales charges)	1 Year %	5 Years %	Since Inception %
CLASS C (Inception 8/16/07)
Return Before Taxes	18.08	9.64	-2.22
MSCI ACWI ex USA Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	15.29	12.81	0.84
CLASS I (Inception 8/16/07)
Return Before Taxes	21.09	11.13	-0.91
MSCI ACWI ex USA Index (Net Dividends) (reflects no deductions for fees, expenses or taxes)	15.29	12.81	0.84

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns of the Class A, C and I shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals are the primary members of the Fund’s portfolio management team:

•                  Peter S. Carpenter, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

•                  Jeffrey R. Sullivan, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2007.

Mr. Carpenter is the lead portfolio manager and has final investment authority for the Fund.  Mr. Carpenter and Mr. Sullivan receive analytical support from other members of MCM’s international equity team who have provided assistance with the Fund since its inception in 2007.

PURCHASES AND SALES OF FUND SHARES

Please consult the Prospectus for eligibility requirements.  The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A and C Shares	Class Y Shares	Class I Shares

$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based advisory program and similar accounts

	$1 million; no minimum for eligible retirement plans or similar group accounts, certain fee-based advisory programs, certain bank trust accounts and certain MCM/Fund-related parties	$2 million; no minimum for accounts attributable to certain intermediaries

Shares of the Fund are redeemable.  You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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